SCHEDULE OF RETENTION RECEIVABLES (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Retention Receivables Net
Retention receivables – current	$ 117,514	$ 2,237
Less: allowance for expected credit loss	(21)	(21)
Retention receivables current net	117,493	2,216
Retention receivables – non-current	222,242	221,658
Less: allowance for expected credit loss	(2,064)	(2,059)
Retention receivables non-current net	$ 220,178	$ 219,599